May 2, 2014

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account
(File No. 811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and Prudential Discovery Premier Group Variable Contract Account (the “Account”), and in connection with Delaware VIP® Trust’s recent 4/29/2014 resubmission of their annual reports, we hereby submit updated information regarding the Delaware VIP® Trust which is found within this group variable annuity.

This information is submitted pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”) and shall only reflect Delaware VIP® Trust’s updated accession number and filing date information as a result of their revised filing.

In addition to information transmitted herewith, we incorporate by reference the following annual report with respect to the fund specified below:

1.	Filer/Entity:	Delaware VIP® Trust
	Registration No.:	811-05162
	CIK No.:	0000814230
	Accession No.:	0001206774-14-001392
	Date of Filing:	2014-04-29

	Share Class:	Standard

Delaware VIP® Emerging Markets Series

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

/s/ C. Christopher Sprague
C. Christopher Sprague
Vice President & Corporate Counsel